12/8/95

                            UNIT PURCHASE AGREEMENT


                  UNIT PURCHASE AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between RhoMed Incorporated, a New Mexico corporation with its principal offices at 4261 Balloon Park Road NE, Albuquerque, New Mexico 87109 ("RhoMed" or the "Corporation") and the undersigned (the "Subscriber").

                              W I T N E S S E T H:

                  WHEREAS, the Corporation desires to issue an aggregate of up to a maximum $750,000 of Series B Senior Bridge Notes (the "Notes") in a private placement offering (the "Offering") in Units (the "Units"), each Unit consisting of (a) $100,000 face amount of Notes and (b) Class B Warrants (the "Warrants") to purchase 100,000 shares of Common Stock, no par value, of the Corporation (the "Common Stock") and the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth (the Notes, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants being sometimes referred to collectively herein as the "Securities").

                  NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE I.        SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY
                  SUBSCRIBER

                  1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Corporation such number of Units or fractions thereof as is set forth upon the signature page hereof at a price equivalent to $100,000 per Unit and the Corporation agrees to sell such Units to the Subscriber for said purchase price. The terms of the Notes are set forth in the form of Series B Senior Bridge Note attached hereto as Exhibit A and the terms of the Class B Warrants are set forth in the form of warrant attached hereto as Exhibit B. The purchase price for the Units is payable by personal or business check, wire transfer of immediately available funds or money order made payable to "RhoMed Incorporated" contemporaneously with the execution and delivery of this Agreement. The Units will be delivered by the Corporation in accordance with the terms set forth in Article III hereof.

                  1.2 The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Corporation may not have the funds necessary to pay the principal of, and interest on, the Notes, (ii) the Corporation remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering;
(iii) an investment in the Corporation is highly speculative, and only investors who can afford the







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loss of their entire investment should consider investing in the Corporation and the Notes; (iv) the Subscriber may not be able to liquidate his investment;
(v) transferability of the Securities is extremely limited; and (vi) in the event of a disposition, the Subscriber could sustain the loss of his entire investment.

                  1.3 The Subscriber acknowledges that Subscriber must be an "accredited investor", as described herein, in order to qualify for the purchase of Units, and that Subscriber must be able to bear the economic risk of an investment in the Units.

                  1.4 The Subscriber represents that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the questions contained in Article VII hereof, and that Subscriber is able to bear the economic risk of an investment in the Units.

                  1.5 The Subscriber hereby acknowledges and represents that
(i) Subscriber has prior investment experience, including investment in non-listed and unregistered securities, or Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Corporation both to Subscriber and to all other prospective investors in the Units and to evaluate the merits and risks of such an investment on Subscriber's behalf; (ii) Subscriber recognizes the highly speculative nature of this investment; and (iii) Subscriber is able to bear the economic risk which Subscriber hereby assumes.

                  1.6 The Subscriber hereby represents that the Subscriber either (i) has a preexisting personal or business relationship with the Corporation or its officers or directors or (ii) by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and who are not compensated by the Corporation or any affiliate or selling agent of the Corporation, including the Placement Agent, directly or indirectly) has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

                  1.7 The Subscriber hereby represents that (i) Subscriber has read this Agreement and all attachments and Exhibits to it, including the Schedule of Exceptions; (ii) Subscriber has been furnished by the Corporation during the course of this transaction with all information regarding the Corporation which Subscriber has requested or desired to know; (iii) Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Corporation concerning the terms and conditions of the Offering; (iv) Subscriber has received any additional information which Subscriber had requested; and (v) Subscriber is not subscribing to purchase the Units as a result of or pursuant to any advertisement, article, notice or other communication published in any

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newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  1.8 The Subscriber hereby acknowledges that the offering of Units have not been reviewed by the United States Securities and Exchange Commission (the "Commission") or any state regulatory authority, since the Offering is intended to be exempt from the registra tion requirements of
Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Subscriber agrees that Subscriber will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available and until such Subscriber complies with the transfer restrictions set forth in Paragraph 1.10 hereof.

                  1.9 The Subscriber understands that none of the Securities have been registered under the Act or any state securities or "blue sky" laws and are being sold in reliance on exemp tions from the registration requirements of such Act and such laws and agrees that the Securities will not be resold or transferred except as permitted under such Act and such laws pursuant to registration or exemption therefrom. The Subscriber hereby represents that Subscriber is purchasing the Units for Subscriber's own account for investment and not with a view toward the resale or distribution of the Units.

                  1.10 The Subscriber understands that there is no market for the Units or any of the Securities comprising the Units and that no market may develop for the Units or any of the Securities comprising the Units. The Subscriber understands that even if a public market develops for the Units or any of the Securities comprising the Units, Rule 144 (the "Rule 144") promulgated under the Act requires, among other conditions, a two-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Corporation is not obligated to comply with any reporting requirements under the Securities Exchange Act of 1934, as amended, and that the Corporation makes no representation or war ranty that it will disseminate to the public any current financial or other information concerning the Corporation, as is required by Rule 144 as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Corporation is under no obligation to register any of the Units or any of the Securities comprising the Units under the Act or any state securities or "blue sky" laws other than as set forth in Article IV. The Subscriber agrees to hold the Corporation and its directors, officers, agents, shareholders and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses (including reasonable legal fees) incurred by them as a result of or arising out of (i) any misrepresentation made by such Subscriber contained herein or in the Confidential Investor Questionnaire contained in Article VII hereof, (ii) any sale or distribution by the undersigned Subscriber in violation of the Act or any applicable state securities or "blue sky" laws or (iii) any untrue statement or alleged untrue statement of a material fact made by the Subscriber and contained herein.


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                  1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Corporation will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

                  1.12 The Subscriber understands that the Corporation will review this Agreement and is hereby given authority by the Subscriber to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Corporation reserves the unrestricted right to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time.

                  1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

                  1.14 Subscriber represents that he or it has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities. This Agreement constitutes the legal, valid and binding obligation of subscriber, enforceable against Subscriber in accordance with its terms.

                  1.15 If the subscriber is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Corporation and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.


ARTICLE II.       REPRESENTATIONS BY AND COVENANTS OF RHOMED.

         RhoMed hereby represents and warrants to each Subscriber that, as of the acceptance date set forth on the signature page hereof, unless otherwise set forth on the "Schedule of Exceptions" attached hereto which specifically identifies the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1 Organization, Good Standing and Qualification. RhoMed is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. RhoMed is duly qualified to transact business and is in good standing in New Mexico and all other jurisdictions in which the failure so to qualify would have a material adverse effect on its business or properties.

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                  2.2 Capitalization and Voting Rights. The authorized Capital
Stock of RhoMed consists of 40,000,000 shares of common stock, no par value (the "Common Stock"), of which 6,914,140 were outstanding as of October 30, 1995, and 10,000,000 shares of preferred stock, no par value, of which 4,000,000 (the "Series A Preferred Stock") were outstanding as of October 30, 1995. The Series A Preferred Stock is convertible to a maximum of 10,132,859 shares of Common Stock. There were 23,402,113 shares of Common Stock issued or issuable as of October 30, 1995, including shares issuable upon the exercise or conversion of all outstanding options, including options not yet vested, warrants, convertible notes, the Series A Preferred Stock and other securities convertible into Common Stock. In addition, and as set forth in the Schedule of Exceptions, there were, as of October 30, 1995, obligations to issue additional shares of stock for which the actual number of shares can not be determined. All of the outstanding shares of Capital Stock of the Corporation have been duly and validly authorized, and are fully paid and nonassessable. The Notes and Warrants to be issued and sold by the Corporation as contemplated hereby and all shares of Common Stock issuable upon exercise of the Warrants, have been duly and validly authorized and, when issued (and, in the case of the Notes and Warrants, paid for as contemplated herein), will be validly issued, fully paid and nonassessable. A sufficient number of shares of Common Stock are authorized and reserved for issuance (i) upon exercise of the Warrants and (ii) upon the exercise of all outstanding options, warrants and other rights to purchase or subscribe for any shares of Common Stock, and RhoMed will, at all times that the Warrants are outstanding, have authorized and reserved a sufficient number of shares of Common Stock to provide for exercise of the Warrants. Except as set forth in Schedule 2.2 and as otherwise required by law, there are no restrictions upon the voting or transfer of any shares of the Corporation's Capital Stock pursuant to the Corporation's Articles of Incorporation, By-Laws or other governing documents or any agreement or other instruments to which the Corporation is a party or by which the Corporation is bound.

                  2.3 Authorization; Enforceability. RhoMed has the corporate power to execute, deliver and perform the terms and provisions of each of the Unit Purchase Agreements, Notes and Warrants (together, the "Transaction Documents") to which it is a party, and has taken prior to the date hereof all necessary corporate action to authorize the execution, delivery and performance by it of each of the Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. No other corporate proceedings on the part of RhoMed are necessary for the issuance of the Notes and Warrants. RhoMed has duly executed and delivered this Agreement and each of the Trans action Documents to which it is a party. This Agreement constitutes, and each of the other Transaction Documents, when executed and delivered by RhoMed, assuming due execution by the other parties hereto and thereto, will constitute the legal, valid and binding obligations of RhoMed enforceable against RhoMed in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

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                  2.4  Governmental Consents.

                           (i)      The execution, delivery and performance by
RhoMed of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby
(i) does not and will not contravene the applicable provisions of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which RhoMed is bound, (ii) will not violate, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which RhoMed is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of RhoMed, and (iii) will not violate any provision of the Articles of Incorporation or By-Laws of RhoMed.

                           (ii)     No consent, authorization or order of, or
filing or registration with, any court or U.S. governmental authority or other person is required to be obtained or made by RhoMed for the execution, delivery and performance of this Agreement or any of the other Transaction Documents to which it is a party, or the consummation of any of the transactions contemplated hereby or thereby, except for (i) those consents or authorizations previously obtained and those filings previously made, and (ii) any post-sale filings required under applicable securities or blue sky laws.

                           (iii)     RhoMed holds and is operating in
compliance with all licenses, permits, authorizations, approvals and certificates from governmental authorities, including, without limitation, all applicable approvals and authorizations of the Food and Drug Administration, which are necessary to the conduct of its business as currently contemplated.

                  2.5 Litigation. Except as disclosed in Schedule 2.5, there is no action, suit, proceeding or investigation pending or, to the best knowledge of RhoMed, currently threatened against RhoMed which questions the validity of this Agreement or any of the Transaction Documents or the right of RhoMed to enter into it, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any changes in the assets, condition, affairs or prospects of RhoMed which are materially adverse to RhoMed taken as a whole, financially or otherwise, or any change in the current equity ownership of RhoMed. The foregoing includes, without limitation, actions pending or threatened involving the use in RhoMed's business of any information or techniques allegedly proprietary to any of its former employers or their obligations under any agreements with prior employers. RhoMed is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

                  2.6 Patents and Trademarks. Schedule 2.6 hereto lists all patents, trademarks, service marks, trade names, corporate names, and all applications and registrations therefor,

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owned or licensed to or by RhoMed. Except as described in the Schedule of
Exceptions, RhoMed owns and possesses all right, title, and interest or holds a valid license in and to all patents, copyrights, trademarks, service marks, trade names, corporate names, and all applica tions and registrations therefor, and to all mask works, licenses, inventions, trade secrets, know how and other intellectual property rights necessary for the conduct of its business as presently contemplated (collectively, the "Intellectual Property Rights"). RhoMed has taken all necessary action to protect all the Intellectual Property Rights. Except as set forth in the Schedule of Exceptions, RhoMed has not received any notice of, and there are not any facts known to RhoMed which indicate the likelihood of, any infringement or misappropriation by any third party of any of the Intellectual Property Rights; RhoMed has not received any notice of, and there are not any facts known to RhoMed which indicate a likelihood of, any claim by a third party contesting the validity of any of the Intellectual Property Rights; RhoMed has not received any notice of any infringement, misappropriation or violation by RhoMed or any of its employees of any intellectual property rights of third parties, and, to the best of RhoMed's knowledge, neither RhoMed nor any of its employees has infringed, misappropriated or otherwise violated any intellectual property rights of any third parties; and, to the best of RhoMed's knowledge, no infringement, illicit copying, misappropriation or violation of any intellectual property rights of any third party has occurred or will occur with respect to any products currently being sold by RhoMed or with respect to any products currently under development by RhoMed or with respect to the conduct of RhoMed's business as currently contemplated. Except as described in the Schedule of Exceptions, RhoMed is not aware that any of its employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of RhoMed or that would conflict with RhoMed's business as proposed to be conducted. To the best of RhoMed's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of RhoMed's business by the employees of RhoMed, nor the conduct of RhoMed's business, as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

                  2.7 Compliance with Other Instruments. Except as set forth in
Schedule 2.7 hereto, RhoMed is not in violation or default of any provisions of its Restated Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to RhoMed. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of RhoMed.


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                  2.8 Agreements; Action. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with, any inden ture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, material lease, contract or other agreement or instrument to which RhoMed is a party or by which RhoMed or any of its property is bound, or under the Restated Articles of Incorporation or By-Laws of RhoMed or under any statute or under any order, rule or regulation applicable to RhoMed or its business or property nor is the approval of any court or other governmental agency or body required for the consummation by RhoMed of the transactions on its part herein contemplated.

                           (i)      Registration Rights. Except as provided in
Article IV below, or as disclosed in the Schedule 2.8 hereto, RhoMed has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

                  2.9 Corporate Documents. The By-Laws and Articles of Incorporation of RhoMed are, in all material respects, in the form attached hereto as Exhibits C and D respectively.

                  2.10 Title to Property and Assets. Except as disclosed in
Schedule 2.10 hereto, RhoMed owns its properties and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair RhoMed's ownership or use of such properties or assets. With respect to the properties and assets it leases, RhoMed is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances.

                  2.11 Financial Statements. RhoMed has delivered to the Subscriber its audited financial statements at August 31, 1994 for the fiscal year ended on such date (attached hereto as Exhibit E), and its unaudited financial statements at August 31, 1995 for the fiscal year ended on such date (attached hereto as Exhibit F) (collectively, the "Financial Statements"). To the best of RhoMed's knowledge the Financial Statements (i) are complete and correct in all material respects and, to the best of RhoMed's knowledge, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other and (ii) accurately set forth and describe in all material respects the financial condition and operating results of RhoMed as of the dates, and for the periods, indicated therein. To the best of RhoMed's knowledge, except as set forth in the Financial Statements, this Agreement or the Schedule of Exceptions, RhoMed has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 1, 1995 and (ii) obligations under contracts and commit ments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, indi vidually or in the aggregate, are not material to the financial condition or operating results of

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RhoMed. RhoMed agrees that it will use reasonable efforts promptly to establish and hereafter maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

                  2.12 Changes. Except as set forth in Schedule 2.12 hereto, since September 1, 1995, to the best of RhoMed's knowledge there has not been:

                           (i)      any change in the consolidated assets,
liabilities, financial condition or operating results of RhoMed from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

                           (ii)     any damage, destruction or loss, whether or
not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of RhoMed (as such business is presently conducted and as it is proposed to be conducted);

                           (iii)    any waiver by RhoMed of a valuable right or
of a material debt owed to it;

                           (iv)     any satisfaction or discharge of any lien,
claim or encumbrance or payment of any obligation by RhoMed, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of RhoMed taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                           (v)      any change or amendment to a contract or
arrangement by which RhoMed or any of its assets or properties is bound or subject which is material to RhoMed taken as a whole;

                           (vi)     any material change in any compensation
arrangement or agreement with any employee; or

                           (vii)    any other event or condition of any
character which might materially and adversely affect the consolidated assets, properties, financial condition, operating results or business of RhoMed (as such business is presently conducted and as it is proposed to be conducted).

                  2.13 Tax Returns, Payments and Elections. RhoMed has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects and RhoMed has paid all taxes and other assessments due in accordance with such re-



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turns. The provision for taxes of RhoMed as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof.

                  2.14 Minute Book. The minute book of RhoMed contains the minutes of all meetings of directors and shareholders since the time of RhoMed's incorporation and reflects all transactions referred to in such minutes accurately in all material respects.

                  2.15 ERISA. Except as set forth in Schedule 2.15 hereto, RhoMed does not have any "employee welfare benefit plans" or "employee pension benefit plans" as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RhoMed has made all required contributions and has complied in all material respects with all laws applicable to any of its employee benefit plans, including, without limitation, ERISA. RhoMed does not participate in any single employer or multiemployer pension plan subject to Title IV of ERISA. RhoMed does not provide any medical or other welfare-type benefits to any retiree, except as required by law.

                  2.16 Investment Company Act; Other Regulations. RhoMed is not, and immediately following the consummation of the transactions contemplated hereby will not be, an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act. Except for the Securities Act, the Exchange Act and state securities and "blue sky" laws, RhoMed is not subject to any federal or state law or regulation limiting its ability to issue and perform its obligations under or in connection with the issuance and sale of the Securities.

                  2.17 Environmental Matters. Except as set forth on Schedule
2.17 hereto, (a) the operations, properties, and facilities owned, leased, or otherwise controlled by RhoMed (i) are, and to the best of RhoMed's knowledge have been, in compliance with all Environmental Laws, (ii) are not contaminated with any "Hazardous Material" (as defined below), (iii) are not now being and, to the best of RhoMed's knowledge, were never used as a landfill, dump, or other storage or disposal area for Hazardous Materials, (iv) are not now being and, to the best of RhoMed's knowledge, were never used for military, industrial or manufacturing purposes or as a gasoline service station, and (v) do not contain any underground or aboveground storage tanks (whether or not currently in use) and, to the best of RhoMed's knowledge, no such tank has been removed therefrom; (b) the operations, properties and facilities presently or previously owned, leased or otherwise controlled by RhoMed are not the subject of any United States federal or state or Canadian federal or provincial investigation, demand or proceeding, including, without limitation, any civil, criminal and/or administrative proceeding, of which RhoMed has knowledge, whether or not seeking costs, damages, expenses, penalties or injunctive relief, in connection with the enforcement or any purported violation of any Environmental Laws or evaluating whether any remedial action is required or purported to be required pursuant to any Environmental Laws to respond to any release or threatened release, whether intentional or unintentional, of any Hazardous Material into the environment; (c)



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Hazardous Materials have not been generated, treated, manufactured, processed, stored, transported or disposed of by RhoMed in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, nor has RhoMed generated, treated, manufactured, processed, stored, transported or disposed of at or under any of its presently or previously owned, leased or controlled operations, properties or facilities any Hazardous Material in violation of, or that could reasonably be expected to give rise to liability under, any Environmental Law; (d) RhoMed has not received written notice to the effect that it is or may be liable to any person (including, without limitation, any individual or government, whether federal, state, provincial, or local) in connection with, or as a result of, any release or threatened release, whether intentional or unintentional, of any Hazardous Material into the environment; and (e) RhoMed has not commissioned any reviews, audits, reports or other analyses regarding the environmental condition of any operation, property or facility presently or previously owned, leased or otherwise controlled by RhoMed, nor has RhoMed received any documents or correspondence from, nor has RhoMed sent any documents or correspondence to, the United States Environmental Protection Agency, or any state, county or local environmental or health agency concerning, the environmental condition of any operation, property or facility presently or previously owned, leased or otherwise controlled by RhoMed.

                  For purposes of this Paragraph 2.17: "Environmental Laws" means any and all federal, state or local laws, statutes, codes, ordinances, rules, regulations, policies, judgments, orders, decrees, permits, licenses, or other governmental restrictions or requirements relating to pollution or protection of public or employee health or safety or the environment, including, but not limited to, CERCLA, SARA, RCRA, CWA, CAA, FIFRA, TSCA (each, as defined below), and any comparable state, county or local Environmental Law. "Hazardous Material" means (i) any hazardous substance, pollutant or contaminant as now or hereafter defined in, or regulated under, CERCLA and its implementing regulations, any toxic, carcinogenic, infectious, mutagenic, radioactive, explosive or otherwise dangerous substance, hazardous or other waste, hazardous constituent, petroleum and petroleum products, including crude oil and any fraction thereof, asbestos, polychlorinated biphenyls, urea-formaldehyde insulation, and any other chemical, material or substance now or hereafter regulated under any Environmental Law and (ii) any substance, the presence of which on or under the operations, properties, and facilities now and, as appropriate, previously owned, leased, or otherwise controlled by RhoMed threatens to cause a nuisance to, could constitute a trespass by RhoMed upon, or poses a health or safety hazard to persons on or about, any adjacent property or facility. "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA") 42 U.S.C. Sections 9601-9675; "RCRA" means the Resource Conservation and Recovery Act of 1976 42 U.S.C. Sections 6901-6991; "CWA" means the Clean Water Act 33 U.S.C. Section 1321 et seq; "CAA" means the Clean Air Act 42 U.S.C. Sections 7401 et seq; "FIFRA" means the Federal Insecticide, Fungicide and Rodenticide Act 7 U.S.C. Section 136 et seq; "TSCA" means the Toxic Substances Control Act 15 U.S.C. Sections 2601-2671;
in each case, as amended from time to time and including any regulations now or hereafter promulgated thereunder.

                  2.18 Insurance. Schedule 2.18 sets forth a true, complete and correct description of all insurance currently maintained by RhoMed. RhoMed has paid all premiums due under such policies and RhoMed is not in default with respect to its obligations under any of such policies. The amount and nature of self-insurance reserves are adequate and reasonable in view of the loss experience of RhoMed and the business in which RhoMed is engaged, the pending claims against RhoMed, and the known threatened claims and the known occurrences which have not given rise to a pending claim.

                  2.19 Labor Matters. RhoMed is not a party to any collective bargaining or other labor agreement and has not violated any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees, equal opportunity employment, or employees health, safety, welfare, wages and hours. There are no labor disputes existing, or to the best knowledge of RhoMed, threatened, involving strikes, slow-downs, work stoppages, job actions or lockouts of any employees of RhoMed or any grievance under any collective bargaining or other labor agreement involving employees of RhoMed;
(ii) there are no unfair labor practices or petitions for election pending before the National Labor Relations Board of any other federal or state labor commission relating to the employees of RhoMed; and (iii) no demand for recognition heretofore made by any labor organization is pending with respect to RhoMed. There are no pending retaliatory or wrongful discharge claims or federal, state or local employment discrimination charges or administrative or judicial complaints arising therefrom pending against RhoMed nor, to the knowledge of RhoMed, are any such charges or complaints threatened against RhoMed.


ARTICLE III.      TERMS OF SUBSCRIPTION

                  3.1 The Units will be offered on a "best efforts" basis. The minimum subscrip tion per Subscriber shall be 1 Unit at $100,000 per Unit, subject to the Corporation's right to accept subscriptions for fractions thereof. The maximum amount of the offering is $750,000. The Corporation and the Placement Agent may, by mutual agreement, terminate the offering at any time.

                  3.2 Subject to acceptance of this Agreement by the Corporation, delivery of Units purchased pursuant to this Agreement shall be made by the Corporation within 30 days of the payment of the purchase price therefor by the Subscriber by personal or business check, wire transfer of immediately available funds or money order made payable to "RhoMed Incorporated". The Corporation reserves the right to reject any subscription with or without cause. In the event that the Corporation does not accept a subscription, the Corporation will return the Subscriber's funds immediately, with any interest which the Corporation may have earned on those funds.

ARTICLE IV.       REGISTRATION UNDER THE 1933 ACT

                  4.1 The Corporation agrees that if, at any time during the period commencing one year after (x) the closing date of an initial public offering of the Common Stock by the Corporation registered under the Securities Act of 1933, as amended (the "Act") or (y) the first date on which the Common Stock of the Corporation (or securities received in exchange for Common Stock of the Corporation) trades on a national securities exchange or on the National Association of Security Dealers, Inc. Automated Quotations System ("NASDAQ") and ending on the date which is five years later (the "Registration Period"), a Subscriber who holds Warrants, or shares of the Corporation's Common Stock which were issued upon the exercise of Warrants and which have not previously been registered under the Act or which are not freely transferable without registration under the Act due to the lapse of time or otherwise ("Restricted Shares"), shall request that the Corporation file a registration statement under the Act covering Restricted Shares or shares of Common Stock issuable upon the exercise of the Warrants, the Corporation will (i) promptly notify each Subscriber who holds Restricted Shares or Warrants that such registration statement will be filed and that Restricted Shares which are then held, and/or may be acquired upon exercise of Warrants by the Subscriber, will be included in such registration statement at the Subscriber's request, (ii) cause such registration statement to cover all of such Common Stock which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and (iv) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Common Stock which it has been so requested to include in such registration statement to be sold or otherwise disposed of, and will use its best efforts to maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for such Subscribers to effect the proposed sale or other disposition. The Corporation shall be required to effect a registration or qualifica tion pursuant to this Paragraph 4.1 on one occasion only; provided, however, in the event that the Corporation is eligible to utilize Form S-3, the Corporation will be required to effect an unlimited number of such S-3 registrations but no more than 2 per year.

                  4.2 The Corporation agrees that if, at any time and from time to time during the Registration Period, the Board of Directors of the Corporation shall authorize the filing of a registration statement under the Act (other than the initial public offering of the Corporation's Common Stock and otherwise than pursuant to Paragraph 4.1 hereof, or other than a registration statement on Form S-8, S-4 or other form which does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its securities by it or any of its stockholders, the Corporation will
(i) promptly notify each Subscriber who holds Warrants or Restricted Shares that such registration statement will be filed and that the Restricted Shares and/or Common Stock issuable upon the exercise of the Warrants which are then held will be included in such registration statement at the Subscriber's request, (ii) cause such registration statement to cover all of such Common Stock which it has been so requested to include, (iii) use its best efforts to cause such registration statement to become effective as soon as practicable and (iv) take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Common Stock which it has been so requested to include in such registration statement to be sold or otherwise disposed of, and will use its best efforts to maintain such compliance with each such Federal and state law and regulation of any governmental authority for the period necessary for the Subscriber to effect the proposed sale or other disposition; provided, however that the foregoing "piggyback" registration right shall be subject to cutbacks in the sole discretion of the underwriter for the Corporation.

                  4.3 Whenever the Corporation is required pursuant to the provisions of this Article IV to include in a registration statement Restricted Shares or shares Common Stock issuable upon exercise of the Warrants, the Corporation shall (i) furnish each Subscriber who holds any Restricted Shares and/or Warrants and each underwriter of such Common Stock with such copies of the prospectus, including the preliminary prospectus, conforming to the Act (and such other documents as each such Subscriber or each such underwriter may reasonably request) in order to facilitate the sale or distribution of such Common Stock, (ii) use its best efforts to register or qualify such Common Stock under the blue sky laws (to the extent applicable) of such jurisdiction or laws (to the extent applicable) of such jurisdiction or jurisdictions as the Subscriber who holds any Restricted Shares and/or Warrants and each underwriter of such Common Stock being sold by such Subscribers shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Subscribers and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Subscribers shall have reasonably requested that such Common Stock be sold.

                  4.4 The Corporation shall pay all expenses incurred in connection with any registration statement or other action pursuant to the provisions of this Article IV, other than underwriting discounts and applicable transfer taxes relating to the Common Stock issued upon exercise of the Warrants.

                  4.5 The Corporation will indemnify the holders of Common Stock issued upon the exercise of Warrants which is included in each registration statement referred to in Paragraphs 4.1 and 4.2, and the underwriters of such Common Stock, substantially to the same extent as is customary for indemnification and contribution provisions in favor of underwriters and selling shareholders of similar offerings, and such Subscribers will indemnify the Corporation (and the underwriters, if applicable) with respect to information furnished by them in writing to the Corporation for inclusion therein substantially to the same extent as the under writers indemnify the Corporation.

                  4.6 If the Corporation shall at any time have completed a public offering of shares of its Common Stock, it shall thereafter take such steps as may be necessary to register its Common Stock, as the case may be, under Section 12(g) of the Securities Exchange Act of

1934, as amended, to maintain such status, and to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Subscrib er to effect sales of the Subscriber's shares of Common Stock in reliance upon Rule 144 promulgated under the Act.

                  4.7 If the Corporation files a registration statement with the Securities and Exchange Commission in connection with a public offering of the Corporation's securities, the Subscriber, by accepting this Agreement, agrees, if so requested by the Corporation, that such Subscriber will not directly or indirectly sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any capital stock of the Corporation during the 30-day period ending, and the 180-day period beginning (or any such other period as is required by the underwriter of such offering) on the first date of the effectiveness of such registration statement. Upon request, the Subscriber will sign an agreement in reasonable form to such effect with the underwriter of such an offering.


ARTICLE V.        MISCELLANEOUS

                  5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to RhoMed Incorporated, 4261 Balloon Park Road NE, Albuquerque, NM, 87109-5802, Attn: President, and to the Subscrib er at the Subscriber's address indicated on the signature page of this Agreement. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

                  5.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                  5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  5.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Corporation to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

                  5.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EX PRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  5.6 In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

                  5.7 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

                  5.8 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  5.9 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                  5.10 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

ARTICLE VI.       NOTICE TO, AND REPRESENTATIONS AND COVENANTS OF
                  UNITED STATES AND CERTAIN STATE RESIDENTS

                  6.1  FOR ALL UNITED STATES RESIDENTS:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHER MORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTA TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  6.2  FOR CALIFORNIA RESIDENTS ONLY:

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS OFFERING HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPTED FROM QUALIFICATION BY SECTION 25100, 25102 OR 25104 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS OFFERING ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICA TIONS BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                  6.3  FOR CONNECTICUT RESIDENTS ONLY:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE RESOLD UNLESS REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE UNDERSIGNED ACKNOWLEDGES THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER
SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND ARE OFFERED AND SOLD PURSUANT TO AN EXEMPTION THEREFROM. THE SECURITIES CANNOT BE SOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED OR EXEMPT FROM REGISTRATION UNDER THE CONNECTICUT UNIFORM SECURITIES ACT OR SOLD IN A TRANSACTION WHICH IS EXEMPT UNDER SAID ACT.

                  6.4  FOR FLORIDA RESIDENTS ONLY:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT AND ARE BEING SOLD IN RELIANCE UPON AN EXEMPTION PROVIDED BY
SECTION 517.061 THEREOF. UNLESS THE SECURI TIES ARE REGISTERED, THEY MAY NOT BE REOFFERED FOR SALE OR RESOLD IN THE STATE OF FLORIDA EXCEPT AS AN EXEMPT SECURITY OR IN AN EXEMPT TRANSACTION UNDER SAID ACT.

                  6.5  FOR IOWA RESIDENTS ONLY:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                  6.6  FOR MASSACHUSETTS RESIDENTS ONLY:

WITH RESPECT TO ACCREDITED INVESTORS WHO ARE NATURAL PERSONS, THE INVESTMENT MUST BE SUITABLE AND IS PRESUMED SUITABLE IF THE INVESTMENT DOES NOT EXCEED 25 PERCENT OF THE INVESTOR'S INDIVIDUAL NET WORTH OR NET WORTH COMBINED WITH SPOUSE, EXCLUSIVE OF PRINCIPAL RESIDENCE AND FURNISHINGS.

                  6.7  FOR PENNSYLVANIA RESIDENTS ONLY:

EACH PENNSYLVANIA RESIDENT WHO PURCHASED THE SECURITIES REPRE SENTED BY THIS CERTIFICATE HAS AGREED NOT TO SELL THESE SECURITIES FOR A PERIOD OF TWELVE (12) MONTHS AFTER THE DATE OF PURCHASE.

PURSUANT TO SECTION 207 OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH PERSON WHO ACCEPTS THIS OFFER TO PURCHASE SECURITIES EXEMPT FROM REGISTRATION BY
SECTION 203 OF THE PENNSYLVANIA SECURITIES ACT OF 1972 DIRECTLY FROM THE COMPANY OR ITS AFFILIATES WILL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, SELLING AGENTS OR ANY OTHER PERSON, WITHIN TWO (2) BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE ISSUER AT THE ADDRESS SET FORTH IN THE TEXT OF THE OFFERING LITERATURE, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY IN PERSON OR BY TELEPHONE TO THE ISSUER AT THE NUMBER LISTED IN THE TEXT OF THE OFFERING LITERATURE, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

ARTICLE VII.               CONFIDENTIAL INVESTOR QUESTIONNAIRE

                  The Subscriber represents and warrants that he, she or it comes within one cate gory marked below, and that for any category marked, he or she has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Corporation deems necessary in order to verify the answers set forth below.

Category A                          The undersigned is an individual (not a
                                    partnership, corporation, etc.) whose
                                    individual net worth, or joint net worth with his or her spouse, presently exceeds
                                    $1,000,000.

                                            Explanation. In calculating net
                                            worth you may include equity in
                                            personal property and real estate,
                                            including your principal residence,
                                            cash, short-term investments, stock
                                            and securities. Equity in personal
                                            property and real estate should be
                                            based on the fair market value of
                                            such property less debt secured by
                                            such property.

Category B                          The undersigned is an individual (not a
                                    partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case includ ing foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C                          The undersigned is a director or executive
                                    officer of the Corpo ration which is
                                    issuing and selling the Units.

Category D                          The undersigned is a bank; a savings and
                                    loan association, insurance company,
                                    registered investment company; registered
                                    business development company; licensed
                                    small business invest ment company
                                    ("SBIC"); or employee benefit plan within
                                    the meaning of Title 1 of ERISA and (a) the
                                    investment decision is made by a plan
                                    fiduciary which is either a bank, savings
                                    and loan association, insurance company or
                                    registered investment advisor, or (b) the
                                    plan has total assets in excess of
                                    $5,000,000
                                    or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                                                  ---------------------------

                                                  ---------------------------
                                                       (describe entity)


Category E                          The undersigned is a private business
                                    development company as defined in Section
                                    202(a)(22) of the Investment Advisors Act of 1940.

                                                  ---------------------------

                                                  ---------------------------

                                                       (describe entity)



Category F                          The undersigned is a corporation,
                                    partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

                                                  ---------------------------

                                                  ---------------------------

                                                       (describe entity)


Category G                          The undersigned is a trust with total
                                    assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a "sophisticated per son" as defined in Regulation 506(b)(2)(ii).

Category H                          The undersigned is an entity all the equity
                                    owners of which are "accredited investors" within one or more of the above catego ries. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                                                  ---------------------------

                                                  ---------------------------

                                                       (describe entity)


Category I                          The undersigned is not within any of the
                                    categories above and is therefore not an accredited investor.



                  The undersigned is informed of the significance to the Corporation of the foregoing representations, and they are made with the intention that the Corporation will rely on them.

ARTICLE VIII.              MANNER IN WHICH TITLE TO BE HELD (circle one)

                  (a)      Individual Ownership
                  (b)      Community Property
                  (c)      Joint Tenant with Right of
                                Survivorship (both parties
                                must sign)
                  (d)      Partnership*
                  (e)      Tenants in Common
                  (f)      Corporation*
                  (g)      Trust*
                  (h)      Other

                  *If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.


          ----------------------------------------------------------




_____ Check here if Subscriber is a member of the National Associa tion of Securities Dealers, Inc. (the "NASD"), or owns any stock or other interest in any member of the NASD (other than interests acquired in open market purchases), or has, for a period of twelve months prior to the date of this Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD.



                                                  ---------------------------

                                                  ---------------------------

                                                       (describe entity)

NUMBER OF UNITS________X $100,000 = ____________(THE "PURCHASE PRICE")


- ----------------------------------      ----------------------------------
Signature                               Signature [if purchasing jointly]


- ----------------------------------      ----------------------------------
Name Typed or Printed                   Name Typed or Printed


- ----------------------------------      ----------------------------------
Residence Address                       Residence Address


- ----------------------------------      ----------------------------------
City, State and Zip Code                City, State and Zip Code


- ----------------------------------      ----------------------------------
Tax Identification or                   Tax Identification or
Social Security Number                  Social Security Number

Telephone No. Business_____________________

Telephone No. Home_________________________

Name in which Notes should be

issued:____________________________________


Dated:                       , 1995     Dated:                        , 1995
        ---------------------                 ------------------------

         This Unit Purchase Agreement is agreed to and accepted as of , 1995.

                              RHOMED INCORPORATED


                                        By:_______________________________
                                        Name:
                                        Title:

                            CERTIFICATE OF SIGNATORY

                         (To be completed if Units are
                       being subscribed for by an entity)


                  I,__________________, am the___________________________of
(the "Entity").

                  I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Unit Purchase Agreement and to purchase and hold the Units, and certify further that the Unit Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.


         IN WITNESS WHEREOF, I have set my hand this _____ day of ___________________, 1995.


                                        -----------------------------------
                                        (Signature)